UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2017 (May 11, 2017)
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below in Item 5.07 of this Current Report on Form 8-K (“Form 8-K”), on May 11, 2017 at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of New York Mortgage Trust, Inc. (the “Company”), the stockholders of the Company approved, among other things, the Company’s 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan will replace the Company’s 2010 Stock Incentive Plan (the “2010 Plan”), which was terminated effective upon stockholder approval of the 2017 Plan at the Annual Meeting. However, any outstanding awards under the 2010 Plan will continue in accordance with the terms of the 2010 Plan and any award agreement executed in connection with such outstanding awards.
A brief description of the 2017 Plan is as follows:

•
the 2017 Plan is administered by the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company, except that with respect to awards made to non-employee directors, the 2017 Plan is administered by the Board;

•	the maximum number of shares of common stock to be issued under the 2017 Plan is 5,570,000 shares;

•
if any shares covered by an award are not issued or are forfeited, if an award is settled in cash or if an award otherwise terminates without issuance and delivery of any shares of common stock, then the number of shares of common stock that are forfeited, terminated or settled in cash will again be available for making awards under the 2017 Plan. Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award shall not be available for future grants or awards;

•	the award of stock options, stock appreciation rights, unrestricted and restricted stock, restricted stock units, performance awards and other equity-based awards and incentive awards is permitted;

•
awards may be made under the 2017 Plan to the Company’s employees, employees of the Company’s affiliates, non-employee directors and to any other individual who provides services to the Company or one of its affiliates and whose participation in the 2017 Plan is determined, by the Compensation Committee, to be in our best interests of the Company;

•
the 2017 Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Internal Revenue Code of 1986, as amended;

•	any material amendment to the 2017 Plan is subject to approval by the Company’s stockholders; and

•	unless terminated earlier, the 2017 Plan will terminate on May 11, 2027, but will continue to govern unexpired awards.

The 2017 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors on March 23, 2017. The 2017 Plan became effective upon receipt of stockholder approval on May 11, 2017 at the Annual Meeting
A detailed summary of the material features of the 2017 Plan appears under the caption “Proposal No. 3: Approval of the 2017 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on March 28, 2017 (the “Proxy Statement”). The detailed summary of the 2017 Plan and the information set forth above do not purport to be complete and are qualified in their entirety by reference to the full text of the 2017 Plan, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
Also, on May 11, 2017, the Compensation Committee formally approved the use of the Company’s 2013 Incentive Compensation Plan (as amended) (the “Incentive Plan”), for purposes of determining the compensation of the Company’s named executive officers for performance in 2017. The Incentive Plan is unchanged from the plan used to determine compensation for performance in 2016.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
2017 Annual Meeting of Stockholders
The Company held its Annual Meeting in New York, New York on Thursday, May 11, 2017. There were 91,448,286 shares of common stock of the Company represented in person or by proxy at the Annual Meeting, constituting approximately 81.76% of the outstanding shares of common stock on March 16, 2017, the record date for the Annual Meeting.
The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:
Proposal 1: To elect six directors to the Company’s Board of Directors.

Name	For	Withheld
David R. Bock	32,010,657	3,491,269
Michael B. Clement	34,385,627	1,116,299
Kevin M. Donlon	32,429,306	3,072,620
Alan L. Hainey	29,837,296	5,664,630
Steven R. Mumma	34,314,208	1,187,718
Steven G. Norcutt	31,997,916	3,504,010
In addition, there were 55,946,360 broker non-votes associated with the election of the directors. All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as a director until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified.
Proposal 2: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
30,986,215	3,351,940	1,163,771	55,946,360
At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. This advisory vote is commonly referred to as a “say-on-pay vote.”
Proposal 3: To approve the adoption of the 2017 Plan.

For	Against	Abstain	Broker Non-Votes
30,857,033	3,587,134	1,057,759	55,946,360
At the Annual Meeting, stockholders approved the 2017 Plan.
Proposal 4: To ratify, confirm and approve the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
88,339,908	1,760,277	1,348,101	N/A
At the Annual Meeting, stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

10.1	New York Mortgage Trust, Inc. 2017 Equity Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: May 15, 2017	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	New York Mortgage Trust, Inc. 2017 Equity Incentive Plan.